THE NOTTINGHAM INVESTMENT TRUST II

Brown Capital Management Mid-Cap Fund
Brown Capital Management Small Company Fund
Brown Capital Management International Equity Fund
(the “Brown Capital Management Funds”)

Supplement Dated June 10, 2011

To the Prospectus and Statement of Additional Information Dated July 29, 2010

Effective, August 1, 2011, ALPS Fund Services, Inc. will replace the current service providers as administrator and transfer agent to the Brown Capital Management Funds.  Additionally, effective August 1, 2011, ALPS Distributors, Inc. will replace the current distributor for the Funds.

Effective August 1, 2011, all references in the prospectus and statement of additional information (“SAI”) to the Administrator or Transfer Agent will refer to ALPS Fund Services, Inc. and all references to the address of the Administrator or Transfer Agent will be to 1290 Broadway, Suite 1100, Denver, CO 80203.  Additionally, Effective August 1, 2011, all references in the prospectus and SAI to the Distributor will refer to ALPS Distributors, Inc. and all references to the address of the Distributor will be to 1290 Broadway, Suite 1100, Denver, CO 80203.

IMPORTANT NOTE:  Contact telephone numbers for the Brown Capital Management Funds will remain the same.  Shareholders will continue to call 1-877-892-4BCM (1-877-892-4226) for information about their investment in the Brown Capital Management Funds.

Effective August 1, 2011, the following information replaces the information found on pages 6, 10, and 16 of the Prospectus:

Online Access. Shareholders can opt to access their account information online. You must select this option on your account application or go online to register. To set up online access, go to www.browncapital.com, select Account Login and obtain a user id and password. If you have questions, or problems accessing your account, contact Brown Capital Management Funds at (877) 892-4226.

Effective August 1, 2011, the following information replaces the information found in the paragraph describing the Distributor on page 25 of the SAI:

Distributor.  Shares of the Funds are distributed pursuant to a Distribution Agreement, dated on or about August 1, 2011 (the "Distribution Agreement"), between the Trust and ALPS Distributors, Inc. (the "Distributor"), located at 1290 Broadway, Suite 1100, Denver, CO 80203. The Distribution Agreement requires the Distributor to solicit orders for the sale of shares and to undertake such advertising and promotion as the Distributor believes reasonable in connection with such solicitation. The Trust and the Distributor have agreed to indemnify each other against certain liabilities. The Distribution Agreement will remain in effect for two years and from year to year thereafter only if its continuance is approved annually by a majority of the Board of Trustees who are not parties to such agreement or "interested persons" of any such party and must be approved either by votes of a majority of the Trustees or a majority of the outstanding voting securities of the Funds. The Distribution Agreement may be terminated by either party on at least 60 days' written notice and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Effective August 1, 2011, the following information replaces the information found in the paragraphs describing the Administrator and Transfer Agent on pages 24 and 25 of the SAI:

Transfer Agent and Administrator.

ALPS Fund Services, Inc. (hereinafter “AFS”, “Administrator” and “Transfer Agent”), whose principal business address is 1290 Broadway, Suite 1100, Denver, CO 80203, acts as the Funds’ administrator, transfer agent and dividend disbursing agent pursuant to a Transfer Agency and Services Agreement and an Administrative Agreement.  The Agreements each have an initial term of three years and automatically renew for successive one-year terms.  As Administrator, AFS performs corporate secretarial, treasury, and blue sky services and acts as fund accounting agent for each Fund.

ADDRESS OF FUND

Beginning August 1, 2011, inquiries concerning the Brown Capital Management Funds or shareholder accounts and orders to purchase or redeem shares of the Brown Capital Management Funds should be addressed to:

Brown Capital Management Funds
P.O. Box 1466
Denver, CO 80201

FAX NUMBER

Effective August 1, 2011, the fax number of the Brown Capital Management Funds will be changed to 866-205-1499.

E-MAIL

Effective August 1, 2011, the e-mail address of the Brown Capital Management Funds will be changed to information@Browncapital.com

FURTHER INFORMATION

For further information, please contact the Funds toll-free at 1-877-892-4BCM (1-877-892-4226). After August 1, 2011, you may also obtain additional copies of the Brown Capital Management Funds’ prospectus and SAI, free of charge, by writing to the Brown Capital Management Funds, P.O. Box 1466, Denver, CO 80201, or by calling the Brown Capital Management Funds’ toll-free at the number above.  Prior to August 1, 2011 inquiries via postal services should be directed to the Brown Capital Management Funds’ current service providers, which is provided in your current prospectus and statement of additional information.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE